February 28, 2003


--------------------------------------------------------------------------------

       Oppenheimer                                        Semiannual
       U.S. Government                                      Report
       Trust                                                -------
                                                          Management
                                                         Commentaries
--------------------------------------------------------------------------------

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements


"Active management of the Fund's portfolio and an improvement in credit market conditions helped the Fund again post attractive absolute returns."


                                          [LOGO OMITTED] OppenheimerFunds[R]
                                                         The Right Way to Invest

HIGHLIGHTS
--------------------------------------------------------------------------------




CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Managers

 8  Financial
    Statements

30  Trustees and Officers



Fund Objective
Oppenheimer U.S. Government Trust seeks high current income consistent with preservation of capital.

Fund Highlight
The Fund's Class A shares ranked in the top 30% of its Lipper General U.S. Government Fund category for the one-year period ended February 28, 2003. 1


-----------------------------------
Cumulative Total Returns*
          For the 6-Month Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A   3.40%        -1.51%
-----------------------------------
Class B   2.92         -2.08
-----------------------------------
Class C   2.95          1.95
-----------------------------------
Class N   3.24          2.24
-----------------------------------
Class Y   3.60


-----------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A    9.51%       4.31%
-----------------------------------
Class B    8.70        3.70
-----------------------------------
Class C    8.73        7.73
-----------------------------------
Class N    9.21        8.21
-----------------------------------
Class Y   10.06


-----------------------------------
Standardized Yields 2
          For the 30 Days
          Ended 2/28/03
-----------------------------------
Class A   2.73%
-----------------------------------
Class B   2.24
-----------------------------------
Class C   2.23
-----------------------------------
Class N   2.59
-----------------------------------
Class Y   3.18
-----------------------------------



1. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked #48/169, #62/128 and #10/56 for the one-, five- and 10-year periods ended 2/28/03. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.
2. Standardized yield is based on net investment income for the 30-day period ended February 28, 2003. Falling share prices will tend to artificially raise yields.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


Dear Shareholder,


At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/John V. Murphy

John V. Murphy
February 28, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


[PHOTO OF JOHN V. MURPHY]

John V. Murphy
President
Oppenheimer
U.S. Government Trust




                     1 | OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Q
How did the Fund perform for the six-month period ended February 28, 2003?
A. On an absolute basis, Oppenheimer U.S. Government Trust performed well over the reporting period, however, on a relative basis, the Fund somewhat lagged its benchmark, the Lehman Brothers U.S. Government Bond Index. For the six-months ended February 28, 2003, the Fund's Class A shares (without sales charge) returned 3.40% versus a return of 4.49% for the Fund's benchmark index.3

What market conditions characterized the period under review?

In general, the uncertainty of geopolitical conditions and impending U.S. military involvement in Iraq continued to bear down heavily on investors' sentiments and expectations. As a result, the demand for Treasury securities--particularly short-term Treasuries--remained robust, and they began to "price in," or reflect, an overall expectation among investors that the economy would continue to struggle for the intermediate term. The shape of the yield curve steepened considerably, symbolizing not only investors' concerns over the specter of geopolitical risk, but also the prospect of larger Federal budget deficits and a sluggish employment rate recovery.
   However, the period offered a glimmer of hope that some negative trends had perhaps peaked and reversed course. Corporate bond spreads (that is, the difference between the yield of the bond and the yield of a Treasury bond with a comparable maturity) narrowed, indicating investors' renewed willingness to assume marginal additional risk, while in November 2002 the Federal Reserve Board (the Fed) enacted a 50 basis point cut in the federal funds rate, bringing it down to 1.25%. As the period came to a close, we saw few signs of a broad pickup in inflation, despite a sizable jump in wholesale goods prices.


[SIDEBAR]
Portfolio
Management Team
Angelo Manioudakis
Ben Gord
Charles Moon



3. The Fund's performance is compared to the Lehman Brothers U.S. Government Bond Index, an unmanaged market-weighted index of U.S. government securities with maturities of 1-year or more.




                     2 | OPPENHEIMER U.S. GOVERNMENT TRUST

This favorable forecast for bonds helped several sectors of the credit markets perform well through February.

What factors most significantly impacted performance?
The interest-rate sensitivity, or duration, of the Fund's portfolio is typically a crucial influence on performance. Therefore, our decision to lower the portfolio's average duration as the period began detracted from relative performance, especially since rates somewhat decreased shortly thereafter. This move was based in part on our analysis of Treasuries and investors' expectations for economic recovery. As demand for Treasuries remained strong at the start of Fund's fiscal year, we believed that investors were again "overshooting" the downside potential of the market, driving the prices of Treasuries up to what we considered to be expensive levels. Consequently, we used Treasury futures to decrease the amount of duration, or interest-rate sensitivity, in the portfolio, which proved to be an efficient way to implement this strategy. We believe this strategy should help buffer the portfolio when interest rates moved upward.4
   One factor that worked in our favor was the significant tightening of mortgage spreads. Essentially, as the demand for mortgage-related securities rose, the differences (spreads) in their yields relative to the yields offered by comparable Treasuries, narrowed. Since bond yields move in the opposite direction of their prices, we enjoyed good price appreciation from many of our mortgage holdings.
   In terms of our specific mortgage exposure, we found what we believed to be good value and more favorable yield from Fannie Mae (FNMA) and Freddie Mac (FHLMC) securities in particular. This exposure also added to performance, since these securities fared well over the period. Finally, our exposure to both asset-backed securities and government agency debentures benefited performance, as these two segments of the credit markets also performed quite well.


4. The Fund's holdings and allocations are subject to change.





                     3 | OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


   The most challenging aspect of managing the Fund's portfolio this period proved to be the overall uncertainty and global tensions surrounding the situation in Iraq. Additionally, we might have added a few basis points of performance had we decreased our duration a few weeks later than we did; however, since we maintain a long-term perspective in managing the Fund, we do not attempt to "time" our decisions in response to short-term fluctuations in the market. In general, we are pleased with the Fund's returns for the period and are satisfied with the strong contribution virtually all of our sector exposures provided to performance this period.


What changes did you make to the portfolio?
In addition to reducing the portfolio's interest rate sensitivity, we refocused our mortgage exposure to place greater emphasis on higher-coupon mortgage securities versus lower coupon mortgages, to take advantage of the rally in this segment of the market.


What is your outlook for the Fund?
While we cannot predict the future, we are confident that the fixed-income markets will continue to deliver positive returns over the next several months. However, as the economy improves, the size of those returns may become more modest, especially if rates creep steadily upward. We do anticipate a sustainable recovery in the U.S. economy, which will likely give spread products--non-Treasury securities--a tremendous platform on which to outperform.
   Given these expectations, we believe the Fund will continue to deliver attractive, competitive returns, while helping to add diversification to client's portfolios especially in this market downturn, two objectives we are pleased to have accomplished this past period. We are confident that the Fund's disciplined investment process, and its unique composition balance of fixed-income securities, help make Oppenheimer U.S. Government Trust part of The Right Way to Invest.


[SIDEBAR]
-------------------------------
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/03 5

Class A
1-Year  5-Year 10-Year
-------------------------------
5.60%   5.45%  6.10%

Class B        Since
1-Year  5-Year Inception
-------------------------------
5.16%   5.36%  6.46%

Class C        Since
1-Year  5-Year Inception
-------------------------------
9.10%   5.67%  5.81%

Class N        Since
1-Year  5-Year Inception
-------------------------------
9.66%   N/A    7.71%

Class Y        Since
1-Year  5-Year Inception
-------------------------------
11.56%  N/A    6.72%



5. See Notes on page 6 for further details.





                     4 | OPPENHEIMER U.S. GOVERNMENT TRUST

Top Five Holdings By Issuer 7
--------------------------------------------------------------
Federal National Mortgage Assn.                         34.7%
--------------------------------------------------------------
U.S.  Treasury                                          27.5
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.                        15.6
--------------------------------------------------------------
Repurchase Agreement                                     7.0
--------------------------------------------------------------
Government National Mortgage Assn.                       1.1


[SIDEBAR]
------------------------
Credit Allocation 6

[PIE CHART]

o Agency          52.1%
o Treasury        27.5
o AAA             10.3
o AA               1.3
o A                0.9
o BBB              0.9
o Other            7.0
------------------------



6. Portfolio is subject to change. Percentages are as of February 28, 2003 and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently less than 0.01% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
7. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on total market value of investments.





                     5 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 8/16/85. Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 7/21/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, Class B performance does not include contingent deferred sales charge and uses Class A performance for the period after conversion.

Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.





                     6 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
                                                            Financial Statements
                                                                      Pages 8-29










                     7 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  February 28, 2003 / Unaudited
------------------------------------------------------------------------------------

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Asset-Backed Securities--7.5%

 Ameriquest Mortgage Securities, Inc., Floating Rate
 Home Equity Mtg. Obligations, Series 2001-3, Cl.
 M1, 2.316%, 2/25/32 1                                  $ 4,000,000   $  4,029,742
------------------------------------------------------------------------------------
 AQ Finance NIM Trust, Home Equity Collateralized Mtg.
 Obligations:
 Series 2001-3A, Cl. Note, 8.835%, 2/25/32 2              1,366,593      1,376,087
 Series 2002-1, Cl. Note, 9.50%, 6/25/32 3                1,399,779      1,395,404
------------------------------------------------------------------------------------
 Capital Auto Receivables Asset Trust, Automobile
 Mtg.-Backed Nts.,
 Series 2002-4, Cl. A2B, 1.74%, 1/17/05                   9,950,000      9,967,973
------------------------------------------------------------------------------------
 Centex Home Equity, Home Equity Collateralized
 Mtg. Obligations,
 Series 2002-A, Cl. MF2, 6.54%, 1/25/32                   5,000,000      5,262,544
------------------------------------------------------------------------------------
 CitiFinancial Mortgage Securities, Inc.,
 Home Equity Collateralized Mtg. Obligations,
 Series 2002-1, Cl. AF1,
 2.474%, 9/25/32 3                                        6,478,122      6,503,508
------------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Home Equity Loan
 Pass-Through Certificates, Series 2000-4, Cl. M1,
 8.73%, 5/1/32 3                                          5,000,000      3,253,125
------------------------------------------------------------------------------------
 Daimler Chrysler Auto Trust, Automobile Loan Pass-Through
 Certificates, Series 2002-B, Cl. A2, 2.20%, 4/6/05 3     6,999,921      7,027,311
------------------------------------------------------------------------------------
 Embarcadero Aircraft Securitization Trust, Airplane Collateral
 Obligations, Series 2000-A, Cl. B, 2.44%, 8/15/25 1,3    4,550,157         45,502
------------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust, Automobile Loan Certificates,
 Series 2002-D, Cl. A2A, 2.10%, 3/15/05                  15,160,000     15,219,926
------------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
 Series 2002-2, Cl. A1, 1.91%, 4/16/07                    7,015,044      7,047,456
------------------------------------------------------------------------------------
 Honda Auto Receivables Owner Trust, Automobile Receivables
 Obligations, Series 2002-3, Cl. A2, 2.26%, 12/18/04      8,980,000      9,020,318
------------------------------------------------------------------------------------
 Household Automotive Trust, Automobile Loan Certificates,
 Series 2002-2, Cl. A2, 2.15%, 12/19/05                   7,570,000      7,606,856
------------------------------------------------------------------------------------
 Lehman ABS Manufactured Housing Contract, Commercial
 Mtg. Pass-Through Certificates, Series 2001-B, Cl. A4,
 5.27%, 9/15/18                                           6,600,000      6,913,025
------------------------------------------------------------------------------------
 M&I Auto Loan Trust, Automobile Loan Certificates,
 Series 2002-1, Cl. A2, 1.95%, 7/20/05                    5,380,000      5,398,822
------------------------------------------------------------------------------------
 MMCA Auto Lease Trust, Auto Retail Installment Contracts,
 Series 2002-A, Cl. A2, 1.51%, 5/16/05 1,3                7,670,000      7,676,654
------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. A, 3.836%, 7/25/07 1,3                1,951,925      1,902,541
------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations,
 Series 2002-I, Cl. ECFD, 9.25%, 3/25/32 3                2,511,161      2,486,050
------------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
 Series 2002-C, Cl. A2, 1.94%, 9/15/04                   10,990,000     11,019,095
------------------------------------------------------------------------------------
 Option One Mortgage Securities Corp. NIM Trust,
 Home Equity Mtg. Obligations, Series 1999-2, Cl. CTFS,
 9.66%, 6/26/29 3                                           457,207        456,921
------------------------------------------------------------------------------------
 Providian Master Trust, Sub. Collateralized Mtg. Obligations,
 Series 2000-2, Cl. C, 7.98%, 4/15/09 2                   3,000,000      3,082,407
------------------------------------------------------------------------------------
 Residential Funding Mortgage Securities II, Inc., Home Equity Loan
 Pass-Through Certificates, Series 2002-HS1, Cl. M2,
 6.46%, 1/25/27 3                                         3,000,000      3,075,000
------------------------------------------------------------------------------------
 USAA Auto Owner Trust, Automobile Loan Asset-Backed Certificates,
 Series 2002-1, Cl. A2, 1.95%, 3/15/05                    3,400,000      3,410,004
                                                                    ----------------
 Total Asset-Backed Securities (Cost $128,402,186)                     123,176,271





                     8 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Mortgage-Backed Obligations--47.7%
------------------------------------------------------------------------------------
 Government Agency--39.3%
------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--37.9%
 Federal Home Loan Mortgage Corp.:
 9.50%, 6/1/03-11/1/03                                 $      5,849   $      5,952
 14%, 1/1/11                                                 78,922         95,204
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Mtg.
 Pass-Through Participation Certificates:
 7.50%, 9/1/12-2/1/32                                     6,315,506      6,747,039
 8%, 4/1/16                                               8,879,395      9,636,800
 9%, 8/1/22-5/1/25                                        1,748,254      1,957,325
 11.50%, 6/1/20                                             130,468        151,272
 12.50%, 7/1/19                                             388,720        457,596
 13%, 8/1/15                                                354,502        419,935
 Series 151, Cl. F, 9%, 5/15/21                             452,585        468,538
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through Certificates:
 Series 2315, Cl. CM, 6.50%, 1/15/25                      6,245,227      6,313,853
 Series 2358, Cl. PA, 6%, 6/15/11                         7,077,121      7,210,359
 Series 2359, Cl. PA, 6%, 8/15/10                         6,940,351      7,043,125
 Series 2368, Cl. PN, 6.50%, 7/15/28                     12,500,000     13,010,397
 Series 2368, Cl. PR, 6.50%, 10/15/31                    10,000,000     10,651,264
 Series 2392, Cl. PV, 6%, 12/15/20                        9,952,000     10,444,966
 Series 2410, Cl. NE, 6.50%, 9/15/30                      7,850,000      8,275,726
 Series 2420, Cl. BC, 6.50%, 7/15/26                     10,000,000     10,415,104
 Series 2423, Cl. PD, 6.50%, 11/15/30                    10,000,000     10,534,827
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Home Equity Loan Structured
 Pass-Through Certificates:
 Series HOO2, Cl. A2, 1.861%, 12/15/06                   12,860,000     12,968,115
 Series HOO3, Cl. A2, 1.88%, 1/15/07                     15,380,000     15,353,566
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security:
 Series 206, Cl. IO, 7.50%, 12/15/29 4                    8,155,733      1,085,095
 Series 2367, Cl. MI, 6.50%, 1/15/22 4                    4,719,521         28,022
 Series 2403, Cl. QI, 6.50%, 1/15/22 4                   11,049,713        103,591
 Series 2410, Cl. PI, 6.50%, 2/15/26 4                   15,832,728         84,111
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.-Government
 National Mortgage Assn., Gtd. Multiclass Mtg.
 Participation Certificates, Series 28, Cl. PG,
 6.875%, 2/25/23                                          5,712,000      6,105,122
------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 3/25/33 5                                           62,611,000     65,115,440
 6.50%, 11/1/28-5/1/31                                   20,760,651     21,735,024
 6.50%, 3/1/33 5                                         83,000,000     86,812,854
 7%, 8/1/29-4/1/30                                        4,193,708      4,426,547
 7%, 3/1/33 5                                           241,577,000    254,863,735
 8%, 12/1/22                                                350,354        383,845
 11%, 7/1/16                                                196,931        227,813
 11.50%, 11/1/15-11/17/20                                   971,366      1,135,717
 13%, 11/1/12                                                14,293         16,345
------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Grantor, Trust, Commercial Mtg.
 Obligations, 6.088%, 5/25/11                            10,000,000     11,400,958





                     9 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Unaudited / Continued
------------------------------------------------------------------------------------


                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored Continued
 Federal National Mortgage Assn.,
 Collateralized Mtg. Obligations:
 Trust 2001-38, Cl. CD, 6.50%, 5/25/29                 $ 10,000,000   $ 10,275,000
 Trust 2001-44, Cl. ML, 6.50%, 6/25/29                    5,000,000      5,197,972
 Trust 2001-50, Cl. LD, 6.50%, 5/25/30                   10,000,000     10,520,124
------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized
 Mtg. Obligations, Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates:
 Trust 1992-34, Cl. G, 8%, 3/25/22                          872,240        943,863
 Trust 1993-202, Cl. PH, 6.50%, 2/25/22                   2,455,480      2,522,075
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                    4,000,000      4,132,639
------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real
 Estate Mtg. Investment Conduit Pass-Through Certificates
 Interest-Only Stripped Mtg.-Backed
 Security, Trust 2001-T4, Cl. IO, 0.826%, 7/25/28 3,4    26,579,855        548,210
------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real
 Estate Mtg. Investment Conduit Pass-Through
 Certificates Principal-Only Stripped Mtg.-Backed
 Security, Trust 1999-27, Cl. PO, 99.999%, 6/25/29 3,6      630,809        626,472
                                                                    ----------------
                                                                       620,451,537
------------------------------------------------------------------------------------
 GNMA/Guaranteed--1.4%
 Government National Mortgage Assn.:
 5.375%, 4/20/17                                            104,041        107,017
 6.50%, 11/15/23-12/15/23                                   622,711        661,181
 7%, 1/15/28-1/20/30                                      6,691,042      7,114,962
 7.25%, 12/15/05                                              4,316          4,502
 7.50%, 10/15/06-11/15/26                                 5,537,416      5,954,704
 8%, 3/15/05-8/15/28                                      2,283,736      2,484,552
 8.25%, 4/15/08                                              29,772         32,131
 8.50%, 1/15/06-12/15/17                                  2,500,655      2,767,809
 9%, 9/15/08-5/15/09                                         87,175         95,286
 9.50%, 7/15/18-12/15/19                                    219,980        248,949
 10%, 8/15/17-8/15/19                                       386,740        445,840
 10.50%, 2/15/13-5/15/21                                  1,192,794      1,388,263
 11%, 10/20/19-7/20/20                                      821,586        956,208
 11.50%, 2/15/13                                             18,998         22,063
 12%, 12/15/12-3/15/14                                        7,845          9,307
 12.50%, 1/15/14-6/15/19                                    193,742        229,677
 13%, 4/15/11-12/15/14                                       36,695         43,222
 13.50%, 4/15/11-1/15/13                                     48,616         58,739
 14%, 6/15/11                                                12,955         15,728
                                                                    ----------------
                                                                        22,640,140

------------------------------------------------------------------------------------
 Private--8.4%
------------------------------------------------------------------------------------
 Commercial--5.9%
 Asset Securitization Corp., Commercial Mtg.
 Pass-Through Certificates:
 Series 1996-MD6, Cl. A2, 7.038%, 11/13/29 1              3,000,000      3,356,089
 Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                 5,000,000      5,599,228
------------------------------------------------------------------------------------
 Capital Lease Funding Securitization LP,
 Interest-Only Corporate-Backed
 Pass-Through Certificates, Series 1997-CTL1,
 9.243%, 6/22/24 3,4                                     57,149,915      1,897,556
------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp.,
 Interest-Only Stripped
 Mtg.-Backed Security, Series 1996-C1, Cl. X-2,
 36.994%, 12/25/20 3,4                                    6,344,101          1,983
------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp.,
 Commercial Mtg. Pass-Through
 Certificates, Series 2001-SPGA, Cl. B,
 6.662%, 8/13/18 3                                       10,767,000     11,973,033





                     10 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Commercial Continued
 CS First Boston Mortgage Securities Corp.,
 Interest-Only Stripped Mtg.-Backed Security,
 Series 1998-C1, Cl. AX,
 8.143%, 4/11/30 4                                     $ 23,303,709   $  1,136,009
------------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Series 1994-C1, Cl. 2G,
 8.70%, 9/25/25 3                                         3,000,000      2,971,875
------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Interest-Only Stripped Mtg.-Backed Security,
 Series 1998-C2,
 9.112%, 5/18/28 4                                       27,125,621        789,928
------------------------------------------------------------------------------------
 General Motors Acceptance Corp. Commercial Mtg.
 Securities, Inc., Commercial Mtg. Obligations:
 Series 2002-LTA, Cl. D, 7.079%, 7/5/13 3                 5,000,000      5,000,000
 Series 2002-LTA, Cl. E, 7.36%, 7/5/13 3                  2,200,000      2,200,000
------------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc.,
 Interest-Only Stripped Mtg.-Backed Security
 Pass-Through Certificates, Series 1997-C1, Cl. X,
 8.554%, 7/15/27 4                                       19,059,460      1,104,853
------------------------------------------------------------------------------------
 Heller Financial Commercial Mortgage Asset
 Corp., Interest-Only Commercial Mtg. Obligations,
 Series 2000-PH1, Cl. X,
 9.784%, 1/17/34 3,4                                    192,060,181      3,991,251
------------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage
 Finance Corp., Commercial Mtg.
 Obligations, Series 2000-C9, Cl. A2, 7.77%, 10/15/32    10,000,000     11,966,745
------------------------------------------------------------------------------------
 LB-UBS Commercial Mortgage Trust,
 Commercial Mtg. Interest-Only
 Obligations, Series 2002-C1, Cl. XC,
 10.523%, 3/15/34 3,4                                   175,984,764      4,014,652
------------------------------------------------------------------------------------
 LB-UBS Commercial Mortgage Trust,
 Interest-Only Stripped Mtg.-Backed
 Security, Series 2000-C3, Cl. X, 8.697%, 3/15/20 3,4   150,038,692      3,516,532
------------------------------------------------------------------------------------
 Lehman Structured Securities Corp.,
 Collateralized Mtg. Obligations,
 Series 2002-GE1, Cl. A, 6%, 7/26/24 3                    4,680,945      4,648,764
------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial
 Mtg. Pass-Through Certificates,
 Series 1996-WF1, Cl. A2, 7.351%, 11/15/28 1,2            6,616,140      6,819,380
------------------------------------------------------------------------------------
 PNC Mortgage Acceptance Corp.,
 Commercial Mtg. Obligations,
 Series 2001-C1, Cl. A2, 6.36%, 3/12/34                  10,000,000     11,336,441
------------------------------------------------------------------------------------
 Prudential Mortgage Capital Co. II
 LLC, Commercial Mtg. Pass-Through
 Certificates, Series PRU-HTG 2000-C1, Cl. A2,
 7.306%, 10/6/15                                         10,000,000     11,275,072
------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized
 Mtg. Obligations, Interest-Only Mtg. Pass-Through
 Certificates, Series 2002-AL1, Cl. AIO,
 7.921%, 3/25/33 3,4                                     33,558,916      3,345,404
                                                                    ----------------
                                                                        96,944,795

------------------------------------------------------------------------------------
 Multifamily--0.1%
 ABN Amro Mortgage Corp., Multiclass Mtg.
 Pass-Through Certificates,
 Series 2001-8, Cl. 2A1, 6.50%, 1/25/32 3                   622,628        627,201
------------------------------------------------------------------------------------
 Residential--2.4%
 ARC Net Interest Margin Trust,
 Collateralized Mtg. Obligations,
 Series 2001-6A, Cl. A, 7.25%, 10/27/31 3                   730,257        722,954
------------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc.,
 Collateralized Mtg. Obligations:
 Series 2001-6, Cl. A2, 6.50%, 5/25/29                      633,028        638,982
 Series 2002-2, Cl. 2A3, 6%, 2/25/32                     10,000,000     10,401,559
------------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg. Pass-Through
 Certificates, Series 1993-12, Cl. B1,
 6.625%, 2/25/24 7                                        1,200,080      1,225,935
------------------------------------------------------------------------------------
 Granite Mortgages plc, Mtg.-Backed Obligations,
 Series 2002-2, Cl. 1A1,  1.479%, 1/21/17 1,3             5,590,154      5,590,154





                     11 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Unaudited / Continued
------------------------------------------------------------------------------------


                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Residential Continued
 Imperial CMB Trust, Collateralized Mtg.
 Obligations, Trust 1998-1,
 Cl. B, 7.25%, 11/25/29 3                               $   815,276   $    814,836
------------------------------------------------------------------------------------
 Salomon Smith Barney RV Trust,
 Recreational Vehicles Mtg. Obligations,
 Series 2001-1, Cl. B, 6.64%, 4/15/18 3                   2,500,000      2,532,812
------------------------------------------------------------------------------------
 Structured Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 2001-2, Cl. 1A1, 6.50%, 3/25/31                     239,357        240,008
 Series 2002-AL1, Cl. B2, 3.45%, 2/25/32 3                4,755,811      4,182,047
------------------------------------------------------------------------------------
 Vendee Mortgage Trust, Interest-Only
 Stripped Mtg.-Backed Security,
 Series 1995-2B, Cl. 2IO, (10.641)%, 6/15/25 4           38,141,740        649,601
------------------------------------------------------------------------------------
 Washington Mutual Finance Corp.,
 Collateralized Mtg. Obligations,
 Series 2000-1, Cl. M3, 3.086%, 1/25/40 1                 5,200,000      5,180,698
------------------------------------------------------------------------------------
 Washington Mutual Mortgage Securities Corp.,
 Collateralized Mtg. Obligations, Pass-Through
 Certificates, Series 2002-AR15,
 Cl. A1, 2.26%, 12/25/32                                  7,122,315      7,157,557
                                                                    ----------------
                                                                        39,337,143
                                                                    ----------------
 Total Mortgage-Backed Obligations (Cost $764,997,295)                 780,000,816

------------------------------------------------------------------------------------
 U.S. Government Obligations--57.9%

 Federal Home Loan Mortgage Corp. Nts., 1.875%, 1/15/05   32,170,000    32,340,694
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 3%, 7/15/04                                             42,500,000     43,382,767
 3.875%, 2/15/05                                         19,500,000     20,365,488
 4.25%, 6/15/05                                           7,000,000      7,400,176
 4.875%, 3/15/07                                          4,800,000      5,232,634
 6.25%, 7/15/32                                          53,300,000     61,764,946
------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 4.25%, 7/15/07                                          38,270,000     40,711,052
 5.25%, 6/15/06                                          46,200,000     50,592,003
 6.375%, 6/15/09                                         57,600,000     67,312,512
 7.25%, 1/15/10                                          41,900,000     51,273,994
------------------------------------------------------------------------------------
 Resolution Funding Corp. Federal
 Book Entry Principal Strips,
 6.28%, 1/15/21 8                                        18,500,000      7,149,251
------------------------------------------------------------------------------------
 Tennessee Valley Authority Nts.:
 4.75%, 7/15/04                                           1,680,000      1,755,262
 6.375%, 6/15/05                                         10,070,000     11,097,100
------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 6.25%, 5/15/30                                          42,400,000     51,706,503
 6.625%, 2/15/27                                         11,800,000     14,877,228
 6.875%, 8/15/25                                         82,940,000    107,047,755
 9.25%, 2/15/16                                          49,850,000     75,109,942
 11.25%, 2/15/15                                          1,450,000      2,444,949
 STRIPS, 4.90%, 2/15/16 8                                24,460,000     13,504,513
 STRIPS, 5.91%, 11/15/24 8                               14,690,000      4,832,202





                     12 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 U.S. Government Obligations Continued

 U.S. Treasury Nts.:
 3%, 11/15/07-2/15/08                                  $ 31,505,000  $  32,031,087
 4.375%, 5/15/07                                         20,500,000     22,099,963
 5%, 2/15/11                                              8,450,000      9,371,912
 5.50%, 5/15/09                                          29,700,000     33,856,842
 5.875%, 11/15/04 7                                      18,500,000     19,897,619
 6.50%, 2/15/10                                         132,885,000    159,898,129
                                                                    ----------------
 Total U.S. Government Obligations (Cost $890,467,280)                 947,056,523

------------------------------------------------------------------------------------
 Joint Repurchase Agreements--8.5%

 Undivided interest of 14.87% in joint repurchase
 agreement (Market Value $933,657,000) with
 PaineWebber, Inc., 1.33%, dated 2/28/03, to be
 repurchased at $138,844,387 on 3/3/03, collateralized
 by Federal Home Loan Mortgage Corp., 6.50%, 8/1/32,
 with a value of $953,087,866
 (Cost $138,829,000)                                    138,829,000    138,829,000

------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $1,922,695,761)           121.6%  1,989,062,610
------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                       (21.6)   (353,727,827)
                                                      ------------------------------
 Net Assets                                                  100.0% $1,635,334,783
                                                      ==============================


Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,277,874 or 0.69% of the Fund's net assets as of February 28, 2003.
3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $22,296,798 or 1.36% of the Fund's net assets as of February 28, 2003.
5. When-issued security to be delivered and settled after February 28, 2003.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
7. Securities with an aggregate market value of $5,377,285 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
8. Zero coupon bond reflects effective yield on the date of purchase.

See accompanying Notes to Financial Statements.






                     13 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  Unaudited


February 28, 2003
----------------------------------------------------------------------------------------
Assets

Investments, at value (cost $1,922,695,761)--see accompanying statement  $1,989,062,610
----------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                             49,416,354
Interest and principal paydowns                                               8,789,252
Shares of beneficial interest sold                                            3,731,377
Other                                                                            26,354
                                                                         ---------------
Total assets                                                              2,051,025,947

----------------------------------------------------------------------------------------
Liabilities

Bank overdraft                                                                3,013,984
----------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $406,359,833
  purchased on a when-issued basis)                                         406,376,088
Shares of beneficial interest redeemed                                        3,686,985
Daily variation on futures contracts                                          1,133,736
Distribution and service plan fees                                              636,042
Transfer and shareholder servicing agent fees                                   223,852
Dividends                                                                       213,606
Trustees' compensation                                                          170,756
Shareholder reports                                                             127,978
Other                                                                           108,137
                                                                         ---------------
Total liabilities                                                           415,691,164

----------------------------------------------------------------------------------------
Net Assets                                                               $1,635,334,783
                                                                         ===============

----------------------------------------------------------------------------------------
Composition of Net Assets

Par value of shares of beneficial interest                               $      163,037
----------------------------------------------------------------------------------------
Additional paid-in capital                                                1,590,085,457
----------------------------------------------------------------------------------------
Undistributed net investment income                                           1,177,013
----------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                    (20,654,576)
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                   64,563,852
                                                                         ---------------
Net Assets                                                               $1,635,334,783
                                                                         ===============





                     14 | OPPENHEIMER U.S. GOVERNMENT TRUST

----------------------------------------------------------------------------------------
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$927,638,582 and 92,428,407 shares of beneficial interest outstanding)           $10.04
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                      $10.54
----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$453,246,676 and 45,219,116 shares of beneficial interest outstanding)           $10.02
----------------------------------------------------------------------------------------
Class C
Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$227,024,374 and 22,656,632 shares of beneficial interest outstanding)           $10.02
----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,002,190
and 2,391,706 shares of beneficial interest outstanding)                         $10.04
----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,422,961 and 341,126 shares of beneficial interest outstanding)  $10.03




See accompanying Notes to Financial Statements





                     15 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  Unaudited


For the Six Months Ended February 28, 2003
-----------------------------------------------------------------------------------
Investment Income

Interest                                                              $32,069,378

-----------------------------------------------------------------------------------
Expenses

Management fees                                                         4,289,815
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 1,091,799
Class B                                                                 2,144,443
Class C                                                                 1,086,557
Class N                                                                    47,161
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                   791,565
Class B                                                                   380,642
Class C                                                                   122,537
Class N                                                                    23,315
-----------------------------------------------------------------------------------
Shareholder reports                                                       119,589
-----------------------------------------------------------------------------------
Trustees' compensation                                                     46,853
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                12,094
-----------------------------------------------------------------------------------
Other                                                                      83,710
                                                                      -------------
Total expenses                                                         10,240,080
Less reduction to custodian expenses                                       (3,430)
                                                                      -------------
Net expenses                                                           10,236,650

-----------------------------------------------------------------------------------
Net Investment Income                                                  21,832,728

-----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                            12,769,400
Closing of futures contracts                                           (9,444,997)
                                                                      -------------
Net realized gain                                                       3,324,403
-----------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                   23,320,997
                                                                      -------------
Net realized and unrealized gain                                       26,645,400

-----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  $48,478,128
                                                                      =============



See accompanying Notes to Financial Statements.



                     16 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                         Six Months              Year
                                                              Ended             Ended
                                                  February 28, 2003        August 31,
                                                        (Unaudited)              2002
--------------------------------------------------------------------------------------
Operations

Net investment income                                $   21,832,728    $   57,818,683
--------------------------------------------------------------------------------------
Net realized gain                                         3,324,403        21,432,038
--------------------------------------------------------------------------------------
Net change in unrealized appreciation                    23,320,997        25,431,490
                                                     ---------------------------------
Net increase in net assets resulting from operations     48,478,128       104,682,211

--------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                 (13,908,731)      (37,850,699)
Class B                                                  (5,000,115)      (12,641,929)
Class C                                                  (2,606,934)       (6,896,952)
Class N                                                    (259,450)         (317,090)
Class Y                                                     (57,413)         (112,098)
--------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                  (1,947,773)               --
Class B                                                    (937,224)               --
Class C                                                    (466,418)               --
Class N                                                     (45,654)               --
Class Y                                                      (6,797)               --

--------------------------------------------------------------------------------------
Beneficial Interest Transactions

Net increase in net assets resulting from
beneficial interest transactions:
Class A                                                  60,613,601       225,972,091
Class B                                                  53,547,518       177,038,753
Class C                                                  18,478,364        74,202,150
Class N                                                  10,247,206        12,553,724
Class Y                                                     515,498         1,249,048

--------------------------------------------------------------------------------------
Net Assets

Total increase                                          166,643,806       537,879,209
--------------------------------------------------------------------------------------
Beginning of period                                   1,468,690,977       930,811,768
                                                     ---------------------------------
End of period [including undistributed net investment
income of $1,177,013 and $1,176,928, respectively]   $1,635,334,783    $1,468,690,977
                                                     =================================



See accompanying Notes to Financial Statements.





                     17 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------

                                        Six Months                                              Year
                                             Ended                                             Ended
                                 February 28, 2003                                        August 31,
Class A                                (Unaudited)      2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $ 9.88    $ 9.52    $ 9.19    $ 9.15    $ 9.74    $ 9.48
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .15       .54       .51       .58       .56       .65
Net realized and unrealized gain (loss)        .18       .36       .36       .04      (.59)      .26
                                            ----------------------------------------------------------
Total from investment operations               .33       .90       .87       .62      (.03)      .91
------------------------------------------------------------------------------------------------------
Dividends and/or distributions
 to shareholders:
Dividends from net investment income          (.15)     (.54)     (.54)     (.57)     (.55)     (.65)
Distributions from net realized gain          (.02)       --        --        --        --        --
Tax return of capital distribution              --        --        --      (.01)     (.01)       --
                                            ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.17)     (.54)     (.54)     (.58)     (.56)     (.65)
------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.04     $9.88     $9.52     $9.19     $9.15     $9.74
                                            ==========================================================

------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            3.40%     9.75%     9.75%     7.03%    (0.40)%    9.26%


------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)  $927,639  $853,671  $599,659  $559,194  $579,064  $573,792
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $907,152  $679,657  $580,177  $542,931  $591,229  $516,173
------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         3.09%     5.57%     5.46%     6.37%     5.85%     6.17%
Expenses                                      1.00%     1.06%     0.91%     1.12%     1.06%     1.03% 3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         34%      121%      215%      181%      199%       80%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                     18 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                        Six Months                                              Year
                                             Ended                                             Ended
                                 February 28, 2003                                        August 31,
Class B                                (Unaudited)      2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $ 9.87    $ 9.51    $ 9.18    $ 9.14    $ 9.73    $ 9.47
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .11       .46       .45       .51       .48       .56
Net realized and unrealized gain (loss)        .17       .36       .35       .04      (.59)      .27
                                            ----------------------------------------------------------
Total from investment operations               .28       .82       .80       .55      (.11)      .83
------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.11)     (.46)     (.47)     (.50)     (.47)     (.57)
Distributions from net realized gain          (.02)       --        --        --        --        --
Tax return of capital distribution              --        --        --      (.01)     (.01)       --
                                            ----------------------------------------------------------
Total dividends and/or
distributions to shareholders                 (.13)     (.46)     (.47)     (.51)     (.48)     (.57)
------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.02     $9.87     $9.51     $9.18     $9.14     $9.73
                                            ==========================================================

------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            2.92%     8.93%     8.92%     6.22%    (1.15)%    8.45%


------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)  $453,247  $393,355  $204,576  $140,512  $174,622  $118,873
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $432,779  $266,559  $169,440  $151,770  $160,782  $ 76,030
------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         2.33%     4.74%     4.67%     5.60%     5.09%     5.33%
Expenses                                      1.76%     1.82%     1.67%     1.87%     1.81%     1.78% 3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         34%      121%      215%      181%      199%       80%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                     19 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued


                                        Six Months                                              Year
                                             Ended                                             Ended
                                 February 28, 2003                                        August 31,
Class C                                (Unaudited)      2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $ 9.87    $ 9.50    $ 9.18    $ 9.14    $ 9.72    $ 9.47
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .12       .46       .45       .51       .48       .56
Net realized and unrealized gain (loss)        .17       .37       .34       .04      (.58)      .26
                                            ----------------------------------------------------------
Total from investment operations               .29       .83       .79       .55      (.10)      .82
------------------------------------------------------------------------------------------------------
Dividends and/or distributions
 to shareholders:
Dividends from net investment income          (.12)     (.46)     (.47)     (.50)     (.47)     (.57)
Distributions from net realized gain          (.02)       --        --        --        --        --
Tax return of capital distribution              --        --        --      (.01)     (.01)       --
                                            ----------------------------------------------------------
Total dividends and/or
distributions to shareholders                 (.14)     (.46)     (.47)     (.51)     (.48)     (.57)
------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.02     $9.87     $9.50     $9.18     $9.14     $9.72
                                            ==========================================================

------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            2.95%     9.05%     8.81%     6.21%    (1.05)%    8.34%


------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)  $227,024  $205,349  $124,542   $91,496   $67,691   $40,456
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $219,234  $144,852  $109,060   $77,875   $56,943   $27,135
------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         2.40%     4.76%     4.69%     5.61%     5.11%     5.36%
Expenses                                      1.69%     1.81%     1.67%     1.88%     1.81%     1.78% 3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         34%      121%      215%      181%      199%       80%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.





                     20 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                        Six Months                Year
                                                             Ended               Ended
                                                 February 28, 2003          August 31,
Class N                                                (Unaudited)     2002     2001 1
---------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                        $ 9.88   $ 9.52   $ 9.45
---------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          .13      .50      .25
Net realized and unrealized gain                               .19      .39      .07
                                                            ---------------------------
Total from investment operations                               .32      .89      .32
---------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.14)    (.53)    (.25)
Distributions from net realized gain                          (.02)      --       --
Tax return of capital distribution                              --       --       --
                                                            ---------------------------
Total dividends and/or
distributions to shareholders                                 (.16)    (.53)    (.25)
---------------------------------------------------------------------------------------
Net asset value, end of period                              $10.04    $9.88    $9.52
                                                            ===========================

---------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                            3.24%    9.62%    3.50%


---------------------------------------------------------------------------------------
Ratios/Supplemental Data


Net assets, end of period (in thousands)                   $24,002  $13,453     $513
---------------------------------------------------------------------------------------
Average net assets (in thousands)                          $19,079  $ 6,092     $ 90
---------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         2.74%    5.21%    5.54%
Expenses                                                      1.33%    1.31%    0.85%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                         34%     121%     215%



1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.





                     21 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued

                                        Six Months                                              Year
                                             Ended                                             Ended
                                 February 28, 2003                                        August 31,
Class Y                                (Unaudited)      2002      2001      2000      1999      1998 1
------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period        $ 9.88    $ 9.52    $ 9.19    $ 9.15    $ 9.74    $10.00
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .18       .56       .56       .62       .51       .18
Net realized and unrealized gain (loss)        .17       .36       .34       .03      (.59)     (.26)
                                            ----------------------------------------------------------
Total from investment operations               .35       .92       .90       .65      (.08)     (.08)
------------------------------------------------------------------------------------------------------
Dividends and/or distributions
 to shareholders:
Dividends from net investment income          (.18)     (.56)     (.57)     (.61)     (.50)     (.18)
Distributions from net realized gain          (.02)       --        --        --        --        --
Tax return of capital distribution              --        --        --        --2     (.01)       --
                                            ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.20)     (.56)     (.57)     (.61)     (.51)     (.18)
------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.03     $9.88     $9.52     $9.19     $9.15    $ 9.74
                                            ==========================================================

------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3            3.60%    10.05%    10.10%     7.39%    (0.83)%    2.83%


------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data


Net assets, end of period (in thousands)    $3,423    $2,861    $1,522      $333        $1        $1
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $3,148    $1,933    $  464      $ 27        $1        $1
------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                         3.68%     5.80%     5.83%     6.51%     6.19%     1.77%
Expenses                                      0.58%     0.83%     1.06%5    0.83%     0.69%     0.73% 6
Expenses, net of reduction to custodian
expenses and/or voluntary waiver of
transfer agent fees and/or voluntary
waiver of expenses                            0.58%     0.81%     0.61%     0.83%     0.69%     0.73%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         34%      121%      215%      181%      199%       80%



1. For the period from May 18, 1998 (inception of offering) to August 31, 1998.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
6. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                     22 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Unaudited


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds,
Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month ormore after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially






                     23 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
fully invested. As of February 28, 2003, the Fund had entered into when-issued purchase commitments of $406,359,833.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
   As of February 28, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of zero. This estimated capital loss carryforward represents losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.



                     24 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2003, the Fund's projected benefit obligations were increased by $7,619, resulting in an accumulated liability of $166,336 as of February 28, 2003.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the
Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the six months ended February 28, 2003 and the year ended August 31, 2002 was as follows:

                                    Six Months Ended        Year Ended
                                   February 28, 2003   August 31, 2002
                ------------------------------------------------------
                Distributions paid from:
                Ordinary income          $21,832,643       $57,818,768
                Long-term capital gain     3,403,866                --
                Return of capital                 --                --
                                         -----------------------------
                Total                    $25,236,509       $57,818,768
                                         =============================

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.





                     25 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                 Six Months Ended February 28, 2003    Year Ended August 31, 2002
                               Shares        Amount         Shares         Amount
----------------------------------------------------------------------------------
Class A
Sold                       37,236,575  $370,004,436     51,158,977   $492,319,270
Dividends and/or
distributions reinvested    1,364,936    13,589,201      3,285,846     31,517,309
Redeemed                  (32,559,692) (322,980,036)   (31,048,388)  (297,864,488)
                          --------------------------------------------------------
Net increase                6,041,819  $ 60,613,601     23,396,435   $225,972,091
                          ========================================================


----------------------------------------------------------------------------------
Class B
Sold                       14,490,540  $143,959,014     28,240,126   $271,878,767
Dividends and/or
distributions reinvested      481,687     4,791,288      1,009,466      9,672,641
Redeemed                   (9,608,704)  (95,202,784)   (10,910,447)  (104,512,655)
                          --------------------------------------------------------
Net increase                5,363,523  $ 53,547,518     18,339,145   $177,038,753
                          ========================================================


----------------------------------------------------------------------------------
Class C
Sold                        6,991,254  $ 69,442,301     13,565,886   $130,250,103
Dividends and/or
distributions reinvested      260,582     2,590,873        613,993      5,880,095
Redeemed                   (5,407,885)  (53,554,810)    (6,470,186)   (61,928,048)
                          --------------------------------------------------------
Net increase                1,843,951  $ 18,478,364      7,709,693   $ 74,202,150
                          ========================================================


----------------------------------------------------------------------------------
Class N
Sold                        1,710,597  $ 16,988,658      1,861,890   $ 17,830,379
Dividends and/or
distributions reinvested       29,875       297,562         32,852        314,778
Redeemed                     (710,238)   (7,039,014)      (587,177)    (5,591,433)
                          --------------------------------------------------------
Net increase                1,030,234  $ 10,247,206      1,307,565   $ 12,553,724
                          ========================================================


----------------------------------------------------------------------------------
Class Y
Sold                          115,970  $  1,152,708        198,277   $  1,903,907
Dividends and/or
distributions reinvested        6,450        64,191         11,662        111,903
Redeemed                      (70,906)     (701,401)       (80,212)      (766,762)
                          --------------------------------------------------------
Net increase                   51,514  $    515,498        129,727   $  1,249,048
                          ========================================================




                     26 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2003, were $622,931,718 and $651,118,066, respectively.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next
$400 million, 0.50% of the next $1.2 billion, and 0.475% of average annual net assets over $2.0 billion.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate       Class A  Concessions    Concessions    Concessions    Concessions
                   Front-End     Front-End   on Class A     on Class B     on Class C     on Class N
               Sales Charges Sales Charges       Shares         Shares         Shares         Shares
                  on Class A   Retained by  Advanced by    Advanced by    Advanced by    Advanced by
Six Months Ended      Shares   Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
------------------------------------------------------------------------------------------------------
February 28, 2003 $2,531,241      $429,366   $1,181,719     $2,517,537       $354,969       $142,875

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                          Class A       Class B        Class C        Class N
                       Contingent    Contingent     Contingent     Contingent
                         Deferred      Deferred       Deferred       Deferred
                    Sales Charges Sales Charges  Sales Charges  Sales Charges
                      Retained by   Retained by    Retained by    Retained by
Six Months Ended      Distributor   Distributor    Distributor    Distributor
------------------------------------------------------------------------------
February 28, 2003         $11,059    $1,010,027        $71,021        $31,877





                     27 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended February 28, 2003, payments under the Class A Plan totaled $1,091,799, all of which were paid by the Distributor to recipients, and included $58,010 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

-------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the six months ended February 28, 2003, were as follows:

                                                                  Distributor's
                                                  Distributor's       Aggregate
                                                      Aggregate    Unreimbursed
                                                   Unreimbursed   Expenses as %
                Total Payments   Amount Retained       Expenses   of Net Assets
                    Under Plan    by Distributor     Under Plan        of Class
-------------------------------------------------------------------------------
 Class B Plan       $2,144,443        $1,743,785    $11,381,037            2.51%
 Class C Plan        1,086,557           367,337      2,101,072            0.93
 Class N Plan           47,161            42,194        375,007            1.56


--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value






                     28 | OPPENHEIMER U.S. GOVERNMENT TRUST
and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of February 28, 2003, the Fund had outstanding futures contracts as follows:

                                                                             Unrealized
                           Expiration    Number of     Valuation as of     Appreciation
Contract Description            Dates    Contracts   February 28, 2003   (Depreciation)
---------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Treasury Nts., 2 yr.     6/26/03          746        $160,634,781      $   223,315
                                                                            ------------
Contracts to Sell
U.S. Long Bonds               6/19/03          491          56,204,156         (784,156)
U.S. Treasury Nts., 5 yr.     6/19/03        2,423         275,502,672       (1,022,781)
U.S. Treasury Nts., 10 yr.    6/19/03          216          24,921,000         (219,375)
                                                                            ------------
                                                                             (2,026,312)
                                                                            ------------
                                                                            $(1,802,997)
                                                                            ============


--------------------------------------------------------------------------------
6. Illiquid Securities
As of February 28, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2003 was $93,027,752, which represents 5.70% of the Fund's net assets.

--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
   The Fund had no borrowings through November 12, 2002.





                     29 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENT TRUST




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Trustees and Officers     Clayton K. Yeutter, Chairman and Trustee
                          Donald W. Spiro, Vice Chairman and Trustee
                          John V. Murphy, President and Trustee
                          Robert G. Galli, Trustee
                          Phillip A. Griffiths, Trustee
                          Benjamin Lipstein, Trustee
                          Joel W. Motley, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Angelo Manioudakis, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer

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Investment Advisor        OppenheimerFunds, Inc.

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Distributor               OppenheimerFunds Distributor, Inc.

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Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

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Independent Auditors      KPMG LLP


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Legal Counsel             Mayer Brown Rowe & Maw

                          The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.











(c)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.



                     30 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMERFUNDS FAMILY


------------------------------------------------------------------------------------------------
Global Equity          Developing Markets Fund            Global Fund
                       International Small Company Fund   Quest Global Value Fund, Inc.
                       Europe Fund                        Global Growth & Income Fund
                       International Growth Fund
------------------------------------------------------------------------------------------------
Equity                 Stock                              Stock & Bond
                       Emerging Technologies Fund         Quest Opportunity Value Fund
                       Emerging Growth Fund               Total Return Fund, Inc.
                       Enterprise Fund                    Quest Balanced Value Fund
                       Discovery Fund                     Capital Income Fund
                       Main Street Small Cap Fund(R)      Multiple Strategies Fund
                       Small Cap Value Fund               Disciplined Allocation Fund
                       MidCap Fund                        Convertible Securities Fund
                       Main Street Opportunity Fund(R)    Specialty
                       Growth Fund                        Real Asset Fund(R)
                       Capital Appreciation Fund          Gold & Special Minerals Fund
                       Main Street Fund(R) 1              Tremont Market Neutral Fund, LLC 2
                       Value Fund                         Tremont Opportunity Fund, LLC 2
                       Quest Capital Value Fund, Inc.
                       Quest Value Fund, Inc.
                       Trinity Large Cap Growth Fund
                       Trinity Core Fund
                       Trinity Value Fund
-----------------------------------------------------------------------------------------------
Income                 Taxable                            Rochester Division
                       International Bond Fund            California Municipal Fund 4
                       High Yield Fund                    New Jersey Municipal Fund 4
                       Champion Income Fund               AMT-Free New York Municipals 4,5
                       Strategic Income Fund              Municipal Bond Fund
                       Bond Fund                          Limited Term Municipal Fund
                       Total Return Bond Fund             Rochester National Municipals
                       Senior Floating Rate Fund          Rochester Fund Municipals
                       U.S. Government Trust              Limited Term New York Municipal Fund
                       Limited-Term Government Fund       Pennsylvania Municipal Fund 4
                       Capital Preservation Fund 3
-----------------------------------------------------------------------------------------------
Select Managers        Stock                              Stock & Bond
                       Mercury Advisors Focus Growth Fund QM Active Balanced Fund 3
                       Gartmore Millennium Growth Fund II
                       Jennison Growth
                       Fund Salomon Brothers All Cap Fund
                       Mercury Advisors S&P 500(R) Index Fund 3
-----------------------------------------------------------------------------------------------
Money Market 6         Money Market Fund, Inc.            Cash Reserves


1. The Fund's name changed from Oppenheimer Main Street Growth & Income Fund(R) on 4/30/03.
2. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.





                     31 | OPPENHEIMER U.S. GOVERNMENT TRUST

1.800.CALL OPP PHONELINK


Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

  o Obtain account balances, share price (NAV) and dividends paid

  o Verify your most recent transactions

  o Buy, redeem or exchange mutual fund shares

  o Create custom lists of your accounts, funds or market indices

  o Order duplicate statements or Form 1099 DIV

  o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

  o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

  o And more!



--------------------------------------------------------------------------------
Quick list of PhoneLink commands

Say                                     To:

[Account # or Social Security # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[Fund name, share class]                Get current price/dividend information

Balance                                 Hear your balance/list of accounts

History                                 Hear your most recent transactions

Purchase or buy                         Buy shares

Exchange                                Exchange shares

Liquidation or redemption               Sell shares

Dow Jones or Market Indices             Hear closing market information
                                        (Dow Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

Custom list                             Create, play or edit custom list of your
                                        accounts, funds or market indices
--------------------------------------------------------------------------------


1. You may speak to a Customer Service Representative during normal business hours.





                     32 | OPPENHEIMER U.S. GOVERNMENT TRUST

INFORMATION AND SERVICES

[GRAPHIC OMITTED]
eDocs Direct

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com


--------------------------------------------------------------------------------

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OUSGX  Class B: UGTBX  Class C: OUSCX  Class N: OUSNX  Class Y: OUSYX

--------------------------------------------------------------------------------


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



                                          [LOGO OMITTED] OppenheimerFunds[R]
                                                         Distributor, Inc.


RS0220.001.0203   April 29, 2003